Exhibit 99.2

FINANCIAL SCHEDULES

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share data)

(Unaudited)

	June 30, 2007	June 30, 2006
ASSETS
Cash and due from banks	$1,233	$1,483
Federal funds sold	38,475	23,805

Total cash and cash equivalents	39,708	25,288
Time deposits in financial institutions	12,082	16,439
Investment securities held to maturity	61,902	12,375
Stock of the Federal Home Loan Bank, at cost	12,659	11,111
Mortgage-backed securities available for sale	296,068	127,261
Loans—net of allowance for loan losses of $1,450 in 2007, $1,475 in 2006	507,906	533,641
Accrued interest receivable	6,013	3,427
Furniture, equipment and software—net	242	222
Deferred income tax	431	865
Bank-owned life insurance—cash surrender value	4,364	4,199
Other assets	5,788	3,007

TOTAL	$947,163	$737,835

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$993	$1,203
Interest bearing	546,956	423,001

Total deposits	547,949	424,204
Securities sold under agreements to repurchase	90,000	—
Advances from the Federal Home Loan Bank	227,292	236,177
Junior subordinated debentures	5,155	5,155
Accrued interest payable	2,712	1,155
Accounts payable and accrued liabilities	1,305	898

Total liabilities	874,413	667,589

STOCKHOLDERS’ EQUITY:
Convertible preferred stock—$10,000 stated value; 1,000,000 shares authorized; 515 shares issued and outstanding (June 2007) and 525 issued and outstanding (June 2006)	5,063	5,163
Common stock—$.01 par value; 25,000,000 shares authorized; 8,587,090 shares issued and 8,267,590 shares outstanding (2007) and 8,561,725 shares issued and 8,380,725 shares outstanding (2006)	86	85
Additional paid-in capital	59,803	59,124
Accumulated other comprehensive income (loss), net of tax	(865)	(885)
Retained earnings	11,091	8,084
Treasury stock	(2,428)	(1,325)

Total stockholders’ equity	72,750	70,246

TOTAL	$947,163	$737,835

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except earnings per share)

(Unaudited)

	Three Months Ended June 30,		Year Ended June 30,
	2007	2006	2007	2006
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$7,519	$7,445	$29,370	$27,629
Investments	5,031	1,639	15,216	5,084

Total interest and dividend income	12,550	9,084	44,586	32,713

INTEREST EXPENSE:
Deposits	5,960	4,268	21,567	14,930
Advances from the Federal Home Loan Bank	2,615	2,267	10,406	7,466
Other borrowings	936	99	1,765	362

Total interest expense	9,511	6,634	33,738	22,758

Net interest income	3,039	2,450	10,848	9,955
Provision for loan losses	80	(100)	(25)	60

Net interest income, after provision for loan losses	2,959	2,550	10,873	9,895

NON-INTEREST INCOME:
Prepayment penalty fee income	115	143	399	721
Mortgage banking income	87	30	93	289
Gain on sale of securities	—	—	403	—
Banking service fees and other income	7	92	285	332

Total non-interest income	209	265	1,180	1,342

NON-INTEREST EXPENSE:
Compensation:
Salaries and benefits	630	549	2,502	2,386
Stock options and stock grants	128	105	491	409

Total compensation	758	654	2,993	2,795
Professional services	80	85	537	443
Occupancy and equipment	94	88	363	347
Data processing and internet	141	132	586	491
Depreciation and amortization	23	20	88	89
Other general and administrative	560	441	1,883	1,624

Total non-interest expense	1,656	1,420	6,450	5,789

INCOME BEFORE INCOME TAXES	1,512	1,395	5,603	5,448
INCOME TAXES	608	553	2,284	2,182

NET INCOME	$904	$842	$3,319	$3,266

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$827	$763	$3,007	$2,906

Basic earnings per share	$0.10	$0.09	$0.36	$0.35
Diluted earnings per share	$0.10	$0.09	$0.36	$0.34

BofI HOLDING, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Dollars in thousands)

(Unaudited)

			Common Stock				Additional Paid in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Tax	Treasury Stock	Total
	Convertible Preferred Stock		Number of Shares
	Shares	Amount	Issued	Treasury	Outstanding	Amount
BALANCE—July 1, 2007	525	$5,163	8,561,725	(163,500)	8,380,725	$85	$59,124	$8,084	$(885)	$(1,325)	$70,246
Comprehensive income:
Net income	—	—	—	—	—	—	—	3,319	—	—	3,319
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	20	—	20
Total comprehensive income											3,339
Cash dividends on convertible preferred stock	—	—	—	—	—	—	—	(312)	—	—	(312)
Convert preferred stock to common stock	(10)	(100)	7,690	—	7,690	1	100	—	—	—	1
Stock-based compensation expense	—	—	—	—	—	—	491	—	—	—	491
Restricted stock grant	—	—	16,100	—	16,100	—	—	—	—	—	—
Restricted stock distributed to trust	—	—	—	—	17,500	—	—	—	—	—	—
Purchase of treasury stock	—	—	—	(156,000)	(156,000)	—	—	—	—	(1,103)	(1,103)
Stock option exercises and vesting of restricted stock	—	—	1,575	—	1,575	—	88	—	—	—	88

BALANCE—June 30, 2007	515	$5,063	8,587,090	(319,500)	8,267,590	$86	$59,803	$11,091	$(865)	$(2,428)	$72,750

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(Unaudited)

	Year Ended June 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,319	$3,266
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premiums on securities	427	227
Amortization of premiums and deferred loan fees	1,587	1,885
Amortization of borrowing costs	115	115
Accrued stock options and stock grants compensation	491	409
Gain on sale of available for sale securities	(403)	—
Provision for loan losses	(25)	60
Deferred income taxes	428	22
Origination of loans held for sale	(7,579)	(20,762)
Gain on sales of loans held for sale	(30)	(108)
Proceeds from sale of loans held for sale	7,609	21,059
Depreciation and amortization	88	89
Stock dividends from the Federal Home Loan Bank	(624)	(409)
(Gain) loss on disposal of fixed assets	—	(10)
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(2,586)	(1,072)
Other assets	(2,863)	(2,220)
Accrued interest payable	1,557	502
Accounts payable and accrued liabilities	397	(539)

Net cash provided by operating activities	1,908	2,514

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of mortgage-backed securities available for sale	(303,384)	(95,411)
Purchases of held to maturity investments and time deposits	(75,027)	(21,236)
Proceeds from sale of available for sale securities	74,746	—
Proceeds from sale of mortgage-backed securities	8,500	—
Proceeds from repayment of available for sale securities	59,843	29,179
Repayments of investments Held To Maturity and time deposits	21,357	12,343
Purchase of stock of the Federal Home Loan Bank	(924)	(2,576)
Origination of loans	(67,449)	(7,720)
Purchases of loans	(44,976)	(165,906)
Principal repayments on loans	136,598	124,912
Purchases of furniture, equipment and software	(108)	(87)
Premium paid for bank-owned life insurance	—	—

Net cash used in investing activities	(190,824)	(126,502)

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(Unaudited)

	Year Ended June 30,
	2007	2006
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$123,745	$63,153
Proceeds from the Federal Home Loan Bank advances	38,000	80,000
Repayment of the Federal Home Loan Bank advance	(47,000)	(16,500)
Proceeds from reverse repurchases	90,000	—
Proceeds from note payable	—	—
Repayment of note payable	—	—
Proceeds from issuance of junior subordinated debentures	—	—
Proceeds from issuance of common stock	—	—
Net proceeds from issuance of convertible preferred stock	—	—
Purchase of treasury stock	(1,103)	(1,325)
Proceeds from exercise of common stock options	6	427
Proceeds from exercise of common stock warrants	—	—
Tax benefit from exercise of common stock options	—	70
Cash dividends on convertible preferred stock	(312)	(360)

Net cash provided by financing activities	203,336	125,465

NET CHANGE IN CASH AND CASH EQUIVALENTS	14,420	1,477
CASH AND CASH EQUIVALENTS—Beginning of year	25,288	23,811

CASH AND CASH EQUIVALENTS—End of year	$39,708	$25,288

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$32,066	$22,140

Income taxes paid	$1,710	$2,403

LOANS

The following table sets forth the composition of the portfolio of loans held for investment at June 30:

	2007		2006
	(Unaudited. Dollars in thousands. )
	Amount	Percent	Amount	Percent
Residential real estate loans:
Single family (one to four units)	$104,960	20.8%	$113,242	21.4%
Home Equity	$18,815	3.8%	$628	0.1%
Multifamily ( five units or more)	325,880	64.6%	402,166	75.9%
Commercial real estate and land	11,256	2.2%	13,743	2.6%
Consumer—Recreational vehicles	42,327	8.4%	—	0.0%
Other	981	0.2%	81	0.0%

Total loans	504,219	100.0%	529,860	100.0%
Allowance for loan losses	(1,450)		(1,475)
Unamortized premiums, net of deferred loan fees	5,137		5,256

Net loans	$507,906		$533,641

DEPOSITS

Deposits accounts are summarized as follows at June 30:

	2007		2006
	Amount	Rate*	Amount	Rate*
	(Unaudited dollars in thousands)
Non-interest bearing	$993	0.00%	$1,203	0.00%
Interest bearing:
Demand	48,575	3.52%	35,978	2.79%
Savings	22,840	3.75%	28,980	3.58%
Time deposits:
Under $100	298,767	5.06%	228,204	4.52%
$100 or more	176,774	5.09%	129,839	4.54%

Total time deposits	475,541	5.07%	358,043	4.52%

Total interest bearing	546,956	4.87%	423,001	4.31%

Total deposits	$547,949	4.87%	$424,204	4.30%

* Based on weighted-average stated interest rates.

The number of deposit accounts at June 30, 2007 and at June 30, 2006 and 2005 are set forth below.

	2007	2006	2005
Checking and savings accounts	8,315	8,195	8,829
Time deposits	17,502	14,303	10,998

Total number of deposit accounts	25,817	22,498	19,827

AVERAGE BALANCE AND RATE ANALYSIS

The following tables presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three month periods and for the years ended June 30, 2007 and 2006.

	For the Three Months Ended June 30,
	2007			2006
	Average Balance	Interest Income / Expense	Rates Earned / Paid(1)	Average Balance	Interest Income / Expense	Rates Earned / Paid(1)
	(Unaudited, Dollars in thousands)
Assets
Loans (2) (3)	$503,074	$7,519	5.98%	$552,119	$7,445	5.39%
Federal funds sold	8,185	106	5.18%	10,148	123	4.85%
Interest-bearing deposits in other financial institutions	12,958	193	5.96%	16,167	211	5.22%
Investment securities (3) (4)	336,866	4,592	5.45%	109,722	1,176	4.29%
Stock of FHLB, at cost	12,615	140	4.44%	10,754	129	4.80%

Total interest-earning assets	873,698	12,550	5.75%	698,910	9,084	5.20%
Noninterest-earning assets	13,764			9,960

Total assets	$887,462			$708,870

Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$57,399	$511	3.56%	$66,376	$516	3.11%
Time deposits	434,477	5,449	5.02%	343,995	3,752	4.36%
Securities sold under agreements to repurchase	75,293	834	4.43%
Advances from the FHLB	236,838	2,615	4.42%	218,653	2,267	4.15%
Other borrowings	5,155	102	7.99%	5,155	99	7.68%

Total interest-bearing liabilities	809,162	9,511	4.70%	634,179	6,634	4.18%
Noninterest-bearing demand deposits	1,041			1,569
Other interest-free liabilities	3,938			2,600
Stockholders’ equity	73,321			70,522

Total liabilities and stockholders’ equity	$887,462			$708,870

Net interest income		$3,039			$2,450

Net interest spread (5)			1.05%			1.02%
Net interest margin (6)			1.39%			1.40%

(1)	Annualized.
(2)	Loans include loans held for sale, allowance for loan losses, loan premiums and unearned fees.
(3)	Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. The rate earned on loans does not include loan prepayment penalty income, which is classified as non-interest income.
(4)	All investments are taxable.
(5)	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
(6)	Net interest margin represents net interest income as a percentage of average interest-earning assets.

	For the Years Ended June 30,
	2007			2006
	Average Balance	Interest Income / Expense	Rates Earned / Paid	Average Balance	Interest Income / Expense	Rates Earned / Paid
	(Unaudited. Dollars in thousands.)
Assets
Loans (1) (2)	$512,599	$29,370	5.73%	$533,522	$27,629	5.18%
Federal funds sold	11,755	614	5.22%	7,129	310	4.35%
Interest-bearing deposits in other financial institutions	14,333	791	5.54%	14,947	666	4.46%
Investment securities (2) (3)	249,128	13,164	5.25%	94,297	3,642	3.86%
Stock of FHLB, at cost	12,084	647	5.35%	9,675	466	4.82%

Total interest-earning assets	799,899	44,586	5.57%	659,570	32,713	4.96%
Noninterest-earning assets	11,738			9,493

Total assets	$811,637			$669,063

Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$60,007	$2,025	3.37%	$72,288	$2,040	2.82%
Time deposits	399,855	19,543	4.89%	321,817	12,890	4.01%
Securities sold under agreements to repurchase	30,648	1,351	4.41%
Advances from the FHLB	239,742	10,406	4.34%	193,632	7,466	3.86%
Other borrowings	5,155	413	8.01%	5,155	362	7.02%

Total interest-bearing liabilities	735,407	33,738	4.59%	592,892	22,758	3.84%
Noninterest-bearing demand deposits	1,052			4,021
Other interest-free liabilities	3,219			2,500
Stockholders’ equity	71,959			69,650

Total liabilities and stockholders’ equity	$811,637			$669,063

Net interest income		$10,848			$9,955

Net interest spread (4)			0.98%			1.12%
Net interest margin (5)			1.36%			1.51%

(1)	Loans include loans held for sale, allowance for loan losses, loan premiums and unearned fees.
(2)	Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. The rate earned on loans does not include loan prepayment penalty income, which is classified as non-interest income.
(3)	All investments are taxable.
(4)	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
(5)	Net interest margin represents net interest income as a percentage of average interest-earning assets.